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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2006 (March 20, 2006)

Education Funding Capital Trust-III
(Exact name of issuing entity as specified in its charter)

Education Funding Capital I, LLC
(Exact name of registrant/depositor as specified in its charter)

Education Lending Group, Inc.
(Exact name of sponsor as specified in its charter)

Delaware	333-103502-02	51-6545467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o The Bank of New York Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 827-8570

N/A
(Former name or former address, if changed since last report.)

Exhibit Index Appears on Page 4.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On October 31, 2003, Education Funding Capital Trust-III (the “Issuing Entity”) issued $1,000,000,000 in aggregate principal amount of Education Loan Backed Notes (the “Notes”).

In connection with the issuance of the Notes, the Issuing Entity entered into a Master Servicing Agreement dated as of October 1, 2003 among the Issuing Entity, as issuer, Education Lending Services, Inc., as master servicer (the “Master Servicer”), Fifth Third Bank, as indenture trustee, and Fifth Third Bank, as trust eligible lender trustee (the “Trust Eligible Lender Trustee”) (the “Master Servicing Agreement”). The Master Servicing Agreement was previously filed with the Securities and Exchange Commission (the “Commission”) with respect to the registrant on November 13, 2003 pursuant to Form 8-K and Item 601 of Regulation S-K (17 CFR 229.601).

In accordance with the Master Servicing Agreement, the Issuing Entity entered into a First Amendment to the Master Servicing Agreement dated as of March 20, 2006 among the Master Servicer, the Issuing Entity, as issuer, The Bank of New York Trust Company, National Association (successor to Fifth Third Bank), as indenture trustee (the “Indenture Trustee”), and the Trust Eligible Lender Trustee (the “Amendment”). The Issuing Entity obtained confirmation from each rating agency then rating any of the Notes outstanding that the execution of the Amendment would not result in a downgrade of the ratings of the rating agency then applicable to the Notes or cause the rating agency to suspend or withdraw the rating then applicable to the Notes. The Amendment is being filed as Exhibit 10.1 to this report on Form 8-K.

The Amendment permits the Master Servicer to enter into subservicing contracts with any entity (including an affiliate of the Master Servicer) to provide services required of the Master Servicer or to perform obligations of the Issuing Entity under the Master Servicing Agreement so long as (i) the entity is an eligible third party servicer under the Higher Education Act of 1965, as amended, and the rules, regulations and interpretations thereunder (the “Act”), and (ii) the Indenture Trustee receives confirmation from each rating agency then rating any of the Notes outstanding that the rating of the rating agency would not be reduced or withdrawn as a result of the use of the entity as a subservicer.

In connection with the Amendment, the Issuing Entity entered into a Student Loan Origination and Servicing Agreement dated as of March 20, 2006 among Education Loan Servicing Corporation, doing business as Xpress Loan Servicing (“Xpress Loan Servicing”), the Issuing Entity, the Trust Eligible Lender Trustee and the Master Servicer (the “XLS Subservicing Agreement”). Under the XLS Subservicing Agreement, among other things, the Master Servicer and Xpress Loan Servicing have agreed that Xpress Loan Servicing will service all student loans covered by the Act (“Student Loans”) made or purchased by the Trust Eligible Lender Trustee, on behalf of the Issuing Entity, that are submitted to Xpress Loan Servicing by the Master Servicer and accepted by Xpress Loan Servicing for servicing. The XLS Subservicing Agreement is being filed as Exhibit 10.2 to this report on Form 8-K.

Xpress Loan Servicing is an affiliate of the Master Servicer and an eligible third party servicer under the Act. The Master Servicer and Xpress Loan Servicing are indirect, wholly-owned subsidiaries of CIT Group Inc.

Rating agencies, Moody’s Investors Service, Inc. and Standard & Poor’s, a division of the McGraw-Hill Companies, each have confirmed to the Indenture Trustee that the transfer of Student Loans to Xpress Loan Servicing for servicing under the XLS Subservicing Agreement, as more fully described below, will not result in a reduction or withdrawal of its existing ratings of the Notes. Rating agency, Fitch Ratings (“Fitch”), has confirmed that, subject to the receipt of a Business Continuity Plan, a letter of agreement between Xpress Loan Servicing and American Education Services/Pennsylvania Higher Education Assistance Agency to act as replacement loan servicer and a schedule of required loan servicing staffing levels to be satisfied before each Student Loan servicing transfer, the transfer of Student Loans to Xpress Loan Servicing for servicing under the XLS Subservicing Agreement, as more fully described below, will not result in a reduction or withdrawal of its existing ratings of the Notes. The Issuing Entity has satisfied each of the above-described conditions to Fitch’s confirmation of its existing ratings of the Notes with respect to the Student Loans currently being transferred to Xpress Loan Servicing for servicing.

The Master Servicer is in the process of transferring, and intends to transfer from time to time hereafter, Student Loans to Xpress Loan Servicing for servicing under the XLS Subservicing Agreement. The Student Loans being transferred, and to be transferred, to Xpress Loan Servicing for servicing have been serviced by Great Lakes Educational Loan Services, Inc. (“Great Lakes”) under a Student Loan Origination and Servicing Agreement dated as of October 1, 2003 among Great Lakes, the Trust Eligible Lender Trustee, the Issuing Entity and the Master Servicer (the “Great Lakes Subservicing Agreement”).

Section 6 – Asset-Backed Securities

Item 6.02 Change of Servicer or Trustee.

As more fully described in Item 1.01 above, the Student Loans being transferred, and to be transferred, to Xpress Loan Servicing for servicing under the XLS Subservicing Agreement have been serviced by Great Lakes under the Great Lakes Subservicing Agreement.

Xpress Loan Servicing was incorporated on October 15, 2003 and is an indirect, wholly-owned subsidiary of CIT Group Inc. Xpress Loan Servicing is located at MK Ferguson Plaza - Terminal Tower, 1500 West 3rd Street, Suite 125, Cleveland, Ohio 44113 and its telephone number is (216) 706-7400.

Xpress Loan Servicing has been servicing education loans since July, 2004. As of April 15, 2006, Xpress Loan Servicing is acting as servicer or subservicer for 78,790 education loans totaling approximately $1,953,976,331. Education loans serviced by Xpress Loan Servicing include Stafford and PLUS loans, private (non-federal) loans and federally guaranteed consolidation loans.

Xpress Loan Servicing’s servicing procedures include billing and collecting payments, responding to borrower inquiries, verifying borrower status, preparing borrower payment schedules and disclosure statements, billing the U.S. Department of Education for interest and special allowance payments with respect to eligible education loans, keeping records, preparing reports and remitting payments and other collections to the Indenture Trustee. Please see Item 9.01(d), Exhibit 10.2, the XLS Subservicing Agreement, attached hereto for further information regarding servicing and other responsibilities of Xpress Loan Servicing thereunder.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Description of Document:

10.1	First Amendment to Master Servicing Agreement

10.2	Student Loan Origination and Servicing Agreement with Education Loan Servicing Corporation, doing business as Xpress Loan Servicing

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Issuing Entity has duly caused this report to be signed by the Servicer on its behalf by the undersigned thereunto duly authorized.

EDUCATION FUNDING CAPITAL TRUST-III
(Issuing entity)

Date: April 24, 2006	BY: EDUCATION LENDING SERVICES, INC.,
as Master Servicer
(Servicer)

BY: /s/ Perry D. Moore

(Signature)
Name: Perry D. Moore
Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX:

Exhibit Number:	Description of Document:

10.1	First Amendment to Master Servicing Agreement

10.2	Student Loan Origination and Servicing Agreement with Education Loan Servicing Corporation, doing business as Xpress Loan Servicing